UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06506

Western Asset Intermediate Muni Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2014

WESTERN ASSET

INTERMEDIATE MUNI

FUND INC. (SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 27, 2014

II	Western Asset Intermediate Muni Fund Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.28%, equaling its low for the period. It was as high as 0.47% in March and April 2014, before ending the period at 0.37%. The yield on the ten-year Treasury began the period at 2.75% and it fell as low as 2.44% on May 28, 2014. Ten-year Treasuries peaked at 3.04% on December 31, 2013, and ended the period at 2.48%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April and May 2014.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended May 31, 2014. Over that

IV	Western Asset Intermediate Muni Fund Inc.

period, the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi gained 5.63% and 3.28%, respectively. The municipal bond market outperformed the taxable bond market during all six months covered by the period. That being said, the municipal market was volatile at times given the negative fallout from the city of Detroit’s bankruptcy filing and credit concerns in Puerto Rico.

Performance review

For the six months ended May 31, 2014, Western Asset Intermediate Muni Fund Inc. returned 7.46% based on its net asset value (“NAV”)vii and 11.09% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the Barclays 1-15 Year Municipal Bond Indexviii, returned 4.07% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageix returned 8.39% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.24 per share. As of May 31, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$10.25 (NAV)	7.46	%†
$9.63 (Market Price)	11.09	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Intermediate Muni Fund Inc.	V

Investment commentary (cont’d)

closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 27, 2014

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bond,” are subject to greater credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Intermediate Muni Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	The Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Intermediate Muni Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and November 30, 2013 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2014

Total Spread Duration
SBI	— 5.63 years
Benchmark	— 4.83 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

2	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Total Effective Duration
SBI	— 5.20 years
Benchmark	— 4.98 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2014

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 132.3%
Alabama — 1.2%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants	5.000%	10/1/21	$1,500,000	$1,689,600
Alaska — 0.4%
Anchorage, AK, GO, Refunding, FGIC	6.000%	10/1/14	500,000	509,530
Arizona — 4.0%
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Junior Lien	5.000%	7/1/27	1,000,000	1,199,720
Pinal County, AZ, Electric District No. 3	4.000%	7/1/23	1,000,000	1,078,520
Pinal County, AZ, Electric District No. 3	5.000%	7/1/24	1,760,000	2,020,304
Pinal County, AZ, Electric District No. 3	5.000%	7/1/25	1,280,000	1,459,571
Total Arizona				5,758,115
California — 16.7%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	1.160%	4/1/24	2,000,000	2,011,380	(a)(b)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	2,000,000	2,116,980	(c)(d)
California State, GO	0.806%	12/1/17	1,500,000	1,514,100	(a)(b)
California Statewide CDA Revenue, Lodi Memorial Hospital, CMI	5.000%	12/1/22	2,000,000	2,253,260
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	565,000	562,158
Long Beach, CA, Bond Finance Authority Lease Revenue	5.000%	8/1/31	1,855,000	2,019,316
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Project II	5.000%	8/1/21	1,000,000	1,194,720
Multiple Capital Project II	5.000%	8/1/22	1,000,000	1,198,950
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,771,510
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/24	4,130,000	4,772,463
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/25	2,000,000	2,291,640
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/26	300,000	367,149
Total California				24,073,626
Colorado — 7.1%
Colorado Educational & Cultural Facilities Authority Revenue Charter School:
Bromley School Project, SCA	5.125%	9/15/20	1,155,000	1,191,302
Refunding & Improvement, University Lab School, SCA	5.250%	6/1/24	1,350,000	1,352,524
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	2,000,000	2,202,860
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	3,940,000	4,794,113

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
SBC Metropolitan District, CO, GO, ACA	5.000%	12/1/25	$750,000	$760,425
Total Colorado				10,301,224
Connecticut — 1.0%
Connecticut State HEFA Revenue, Bristol Hospital	5.500%	7/1/21	1,505,000	1,506,249
Florida — 10.2%
Citizens Property Insurance Corp., FL	5.000%	6/1/16	5,000,000	5,449,550
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/30	1,500,000	1,664,640
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/31	4,000,000	4,312,960	(c)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/32	1,000,000	1,071,620	(c)
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	2,000,000	2,200,940
Total Florida				14,699,710
Georgia — 4.8%
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,454,140
Burke County, GA, Development Authority Revenue, Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	1,000,000	1,005,950	(a)(b)
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,229,400
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,165,820
Total Georgia				6,855,310
Illinois — 1.5%
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	310,000	320,890	(e)
Illinois Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,792,495
Total Illinois				2,113,385
Indiana — 7.4%
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	1,000,000	1,077,300
Indianapolis, IN, Gas Utility Revenue, Second Lien	5.250%	8/15/29	4,000,000	4,569,880
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	4,000,000	4,440,320
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	5.875%	1/1/24	500,000	557,515	(c)
Total Indiana				10,645,015
Iowa — 1.5%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	1,020,000	1,064,727
Iowa Fertilizer Co. Project	5.250%	12/1/25	1,010,000	1,054,501
Total Iowa				2,119,228

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 10.8%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/26	$5,000,000	$5,100,350
Michigan State Housing Development Authority Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,761,282
Michigan State, Hospital Finance Authority Revenue, Refunding, Hospital Sparrow Obligated	5.000%	11/15/14	1,190,000	1,215,192
Walled Lake, MI, Consolidated School District, NATL	5.000%	5/1/22	1,000,000	1,038,300
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/16	5,000,000	5,488,350	(c)
Total Michigan				15,603,474
Nevada — 3.1%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,451,240
New Hampshire — 4.6%
New Hampshire HEFA Revenue, Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,702,016
New Jersey — 14.6%
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	1,765,000	1,806,513	(c)
School Facilities Construction	5.000%	3/1/29	5,000,000	5,572,350
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,571,360	(f)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	4,000,000	4,424,280
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	30,000	30,469	(c)
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/23	4,000,000	4,674,240
New Jersey State Turnpike Authority Revenue	0.590%	1/1/16	2,000,000	2,000,860	(a)(b)
Total New Jersey				21,080,072
New Mexico — 2.0%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	1,100,000	1,287,198
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/19	1,415,000	1,538,968
Total New Mexico				2,826,166
New York — 9.5%
New York State Dormitory Authority, New York & Presbyterian Hospital, AGM	5.250%	2/15/24	2,975,000	3,005,077	(f)
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations	5.000%	5/1/19	2,000,000	2,335,180
New York State Thruway Authority Revenue	5.000%	4/1/21	265,000	281,748	(f)
New York State Thruway Authority Revenue, AMBAC	5.000%	4/1/21	1,735,000	1,842,032

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	5.000%	3/15/26	$200,000	$235,910
New York, NY, GO	5.000%	8/1/21	4,000,000	4,799,480	(g)
Utility Debt Securitization Authority, NY, Revenue, Restructuring	5.000%	12/15/27	1,000,000	1,203,310
Total New York				13,702,737
North Carolina — 1.3%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	1,750,000	1,919,733
Ohio — 4.3%
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.625%	6/1/18	1,000,000	1,122,060
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	5,000,000	5,081,300	(a)(b)
Total Ohio				6,203,360
Oklahoma — 1.9%
Grand River Dam Authority, OK, Revenue	5.000%	6/1/30	2,500,000	2,797,050
Oregon — 0.4%
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/28	570,000	634,889
Pennsylvania — 5.0%
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	1,990,000	2,286,968
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	2,000,000	2,275,120
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	1,000,000	1,136,110
Pittsburgh, PA, School District GO, AGM	5.375%	9/1/16	1,350,000	1,488,523
Total Pennsylvania				7,186,721
Puerto Rico — 0.1%
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/41	180,000	124,202
Tennessee — 5.6%
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	2,030,000	2,330,460
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	4,940,000	5,697,450
Total Tennessee				8,027,910
Texas — 6.1%
Dallas-Fort Worth, TX, International Airport Revenue, Refunding, AGM	5.500%	11/1/20	1,000,000	1,019,200	(c)
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	2,000,000	2,179,160
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,246,360

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized	13.411%	7/2/24	$125,000	$129,827	(a)(c)
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/22	2,000,000	2,294,200
Total Texas				8,868,747
Virginia — 4.8%
Pittsylvania County, VA, GO	5.500%	2/1/22	540,000	640,300
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,217,223
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	2,951,322
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,146,780	(c)
Total Virginia				6,955,625
Washington — 0.8%
Washington State Health Care Facilities Authority Revenue, Multicare Health System	5.750%	8/15/29	1,000,000	1,164,860
Wisconsin — 1.6%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,295,620	(c)
Total Investments before Short-Term Investments (Cost — $177,385,603)				190,815,414
Short-Term Investments — 0.3%
Illinois — 0.1%
Illinois State Health Facilities Authority Revenue, Evanston Hospital Corp., SPA-Wells Fargo Bank N.A.	0.050%	6/1/35	195,000	195,000	(h)(i)
New York — 0.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.260%	6/15/32	100,000	100,000	(h)(i)
North Carolina — 0.1%
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.060%	3/1/35	100,000	100,000	(h)(i)
Pennsylvania — 0.1%
Mercer County, PA, GO	0.110%	10/1/31	100,000	100,000	(h)(i)
Total Short-Term Investments (Cost — $495,000)				495,000
Total Investments — 132.6% (Cost — $177,880,603#)				191,310,414
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (34.7)%				(50,000,000)
Other Assets in Excess of Liabilities — 2.1%				2,971,765
Total Net Assets — 100.0%				$144,282,179

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Maturity date shown represents the mandatory tender date.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RIBS	— Residual Interest Bonds
SCA	— Syncora Capital Assurance Inc. — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Intermediate Muni Fund Inc.

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.9%
AA/Aa	32.4
A	45.8
BBB/Baa	8.5
BB/Ba	1.7
B/B	3.6
A-1/VMIG 1	0.3
NR	5.8
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2014

Assets:
Investments, at value (Cost — $177,880,603)	$191,310,414
Cash	15,084
Interest receivable	2,849,195
Receivable for securities sold	180,000
Receivable from broker — variation margin on open futures contracts	12,031
Prepaid expenses	42,249
Total Assets	194,408,973

Liabilities:
Investment management fee payable	90,464
Distributions payable to auction rate cumulative preferred stockholders	1,476
Directors’ fees payable	798
Accrued expenses	34,056
Total Liabilities	126,794
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 5)	50,000,000
Total Net Assets	$144,282,179

Net Assets:
Par value ($0.001 par value; 14,076,914 shares issued and outstanding; 100,000,000 shares authorized)	$14,077
Paid-in capital in excess of par value	133,397,139
Undistributed net investment income	3,192,709
Accumulated net realized loss on investments and futures contracts	(5,670,628)
Net unrealized appreciation on investments and futures contracts	13,348,882
Total Net Assets	$144,282,179

Shares Outstanding	14,076,914

Net Asset Value	$10.25

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended May 31, 2014

Investment Income:
Interest	$4,031,929

Expenses:
Investment management fee (Note 2)	522,146
Audit and tax	21,932
Legal fees	18,458
Transfer agent fees	16,294
Shareholder reports	14,057
Auction participation fees (Note 5)	12,480
Directors’ fees	12,411
Stock exchange listing fees	11,673
Rating agency fees	8,476
Fund accounting fees	6,869
Auction agent fees	4,388
Custody fees	3,556
Insurance	1,900
Miscellaneous expenses	6,026
Total Expenses	660,666
Net Investment Income	3,371,263

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(195,918)
Futures contracts	(420,254)
Net Realized Loss	(616,172)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,466,994
Futures contracts	(96,992)
Change in Net Unrealized Appreciation (Depreciation)	7,370,002
Net Gain on Investments and Futures Contracts	6,753,830
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 5)	(27,472)
Increase in Net Assets from Operations	$10,097,621

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2014 (unaudited) and the Year Ended November 30, 2013	2014	2013

Operations:
Net investment income	$3,371,263	$6,634,735
Net realized gain (loss)	(616,172)	447,002
Change in net unrealized appreciation (depreciation)	7,370,002	(13,063,243)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(27,472)	(85,011)
Increase (Decrease) in Net Assets From Operations	10,097,621	(6,066,517)

Distributions to Shareholders From (Note 1):
Net investment income	(3,378,459)	(6,756,227)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(3,378,459)	(6,756,227)

Fund Share Transactions
Reinvestment of distributions (0 and 7,102 shares issued, respectively)	—	74,659
Increase in Net Assets From Fund Share Transactions	—	74,659
Increase (Decrease) in Net Assets	6,719,162	(12,748,085)

Net Assets:
Beginning of period	137,563,017	150,311,102
End of period*	$144,282,179	$137,563,017
*Includesundistributed net investment income of:	$3,192,709	$3,227,377

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2014[1,2]		2013[2]	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$9.77		$10.68	$9.90	$9.71	$9.57	$8.52	$9.68

Income (loss) from operations:
Net investment income	0.24		0.47	0.51	0.52	0.54	0.50	0.55
Net realized and unrealized gain (loss)	0.48		(0.89)	0.76	0.16	0.08	0.95	(1.18)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00)	[5]	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.12)
Total income (loss) from operations	0.72		(0.43)	1.26	0.67	0.61	1.43	(0.75)

Less distributions from:
Net investment income	(0.24)	[6]	(0.48)	(0.48)	(0.48)	(0.47)	(0.38)	(0.41)
Total distributions	(0.24)		(0.48)	(0.48)	(0.48)	(0.47)	(0.38)	(0.41)

Net asset value, end of period	$10.25		$9.77	$10.68	$9.90	$9.71	$9.57	$8.52

Market price, end of period	$9.63		$8.89	$10.99	$9.67	$9.45	$9.07	$7.55
Total return, based on NAV[7,8]	7.46%		(4.08)%	13.02%	7.26%	6.58%	17.50%	(7.56)%
Total return, based on Market Price[9]	11.09%		(14.98)%	19.09%	7.65%	9.44%	25.66%	(8.44)%

Net assets, end of period (Millions)	$144		$138	$150	$139	$136	$134	$120

Ratios to average net assets:[10]
Gross expenses	0.94%[11]		0.93%	0.92%	0.91%	0.98%	1.09%[11]	1.12%
Net expenses[12]	0.94	[11]	0.93	0.92	0.91	0.98	1.09 [11]	1.12
Net investment income	4.82	[11]	4.65	5.00	5.48	5.64	5.97 [11]	5.89

Portfolio turnover rate	4%		15%	14%	16%	15%	16%	19%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	97,141		93,782	100,156	94,531	93,216	92,145	84,794
Involuntary Liquidating Preference Per Share[13]	25,000		25,000	25,000	25,000	25,000	25,000	25,000

[1]	For the six months ended May 31, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2009 to November 30, 2009.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.01 per share.

[6]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

[8]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

[11]	Annualized.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[13]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

16	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$190,815,414	—	$190,815,414
Short-term investments†	—	495,000	—	495,000
Total investments	—	$191,310,414	—	$191,310,414

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$80,929	—	—	$80,929

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (‘‘Preferred Stock’’).

18	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of May 31, 2014, the Fund had accrued $798 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$12,679,771
Sales	7,012,929

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,139,843
Gross unrealized depreciation	(710,032)
Net unrealized appreciation	$13,429,811

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	55	9/14	$7,479,852	$7,560,781	$(80,929)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

20	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts [2]	$80,929

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(420,254)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(96,992)

During the six months ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$7,093,558

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$12,031	—	$12,031

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

5. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.066% to 0.230% during the six months ended May 31, 2014. At May 31, 2014, the dividend rate was 0.131%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) an indirect wholly-owned subsidiary of Citigroup, acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction however, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2014, CGM earned $12,480 as a participating broker/dealer.

6. Distributions subsequent to May 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/20/2014	6/27/2014	$0.0400
7/18/2014	7/25/2014	$0.0400
8/22/2014	8/29/2014	$0.0400

22	Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report

7. Capital loss carryforward

As of November 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2017	$(4,622,724)
11/30/2018	(514,801)
$(5,137,525)

These amounts will be available to offset any future taxable capital gains.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Intermediate Muni Fund Inc. 2014 Semi-Annual Report	23

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on March 28, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common and Preferred Shares, together, as a single class Votes For	Common and Preferred Shares, together, as a single class Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Daniel P. Cronin	13,028,397	188,473	0	0
Kenneth D. Fuller	13,030,470	186,400	0	0
Leslie H. Gelb	12,954,064	262,806	0	0
William R. Hutchinson	0	0	1,949	1

At May 31, 2014, in addition to Daniel P. Cronin, Kenneth D. Fuller, Leslie H. Gelb and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

24	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Western Asset Intermediate Muni Fund Inc.	25

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

26	Western Asset Intermediate Muni Fund Inc.

Western Asset

Intermediate Muni Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelley

Senior Vice President

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Western Asset Management

Company

Custodian

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent

registered public

accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock

Exchange AMEX

Symbol

SBI

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

WASX010074 7/14 SR14-2241

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014